QUARTERLY REPORT
                                 JUNE 30, 2000

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                                                   July 25, 2000

Dear Fellow Shareholder:

  The first six months of the year continued a pattern of volatility which was enough to make your head spin. In our last three communiques to you, we warned of the excesses we saw in the marketplace, particularly in the technology, biotech and telecom areas. We specifically focused on some of the more egregious valuations of companies such as Amazon (now down 70% from its high) in our January shareholder letter, and MicroStrategy in our shareholder letter dated April 26 (down 90% since its March high). Many of the Internet e-retailers have experienced declines of 70-80%. In the technology-laden NASDAQ, after advancing 24% from January 1 to March 10 of this year, the Index declined by over 44% through the end of May, matching the decline that the NASDAQ suffered during the market crash of 1987. The USA Today index of Internet stocks, through June, was down 38%. All the major indices, including the Dow, S&P, and Russell experienced down second quarters. The volatility in the stock market has increased dramatically in recent years and so far 2000 has been the most volatile year on record. This volatility conjures up a thought from John Maynard Keynes' 1936 classic on investing, The General Theory of Employment,
                                           ---------------------------------
Interest Rates and Money.  Keynes was probably one of the most influential
------------------------
economists of the 20th Century, and was a sophisticated and experienced investor who understood well the nature of the psychology of investing. In his book, Keynes stated the following:

      "A valuation, which is established as the outcome of the mass psychology of a large number of ignorant individuals, is liable to change violently as the result of a sudden fluctuation of opinion, due to factors which really do not make much difference - since there will be no strong roots of conviction to hold it steady."

  To us, this pretty much sums up the environment we have experienced in the last several months in the above referenced areas. Many individuals who have purchased these securities have done so for no other reason than that the stock prices have moved up, and they wanted to "get on the bandwagon." Many of those "investors" had little or no understanding of the fundamentals of the companies they owned, nor the valuations they carried. As a result, when the prices began to decline, investors ran for the door, again, simply because the stock prices were declining. Many suffered significant financial damage.

  Anyone who has followed the markets realizes that there has been significant damage wrought on many technology, Internet and biotech stocks. In the environment that we've experienced, Wall Street has dramatically reassessed many investments, and in some cases, ceased funding them to the extent that they did as recently as the end of March of this year. Yet, volatility reigns, and many speculative stocks have seen large moves again. As a group, we think it will be difficult to make money in these sectors. However, we will continue to monitor individual stocks, as we believe there will be opportunities at attractive valuation levels.

  Against this backdrop, we were able to fare rather well with our value approach in a very volatile and difficult second quarter. Our report card for the quarter is as follows:

                 -------------------------------------
                 Fiduciary Capital Growth Fund   +0.1%
                 -------------------------------------
                 Dow Jones Industrial Average    -4.0%
                 Standard & Poor's 500 Index     -2.7%
                 NASDAQ Index                   -13.3%
                 Russell 2000 Index              -3.8%
                 -------------------------------------

  Recent weeks have seen further encouraging strength in our portfolio holdings, but looking at short-term results these days is a little like the weather in Milwaukee - it can change quickly.

  Predictably, cash flows have continued to move into technology stocks that haven't "cracked." On the following page, courtesy of the High Tech Strategist, is a list of the 40 largest NASDAQ stocks by market capitalization. Almost all are either technology stocks, telecom or biotech companies. These 40 companies represent roughly 50% of the market capitalization of the NASDAQ, yet constitute one percent of the companies (40 of 3953 companies) in the Index. Additionally, these 40 NASDAQ stocks advanced 12 percentage points in the first six months (the NASDAQ was down 2.5% through June 30), thus, the other 3913 companies declined roughly 18%. Eight of the companies listed are not earning money, while the price/earnings ratio of the other 32 companies (excluding Juniper Network's P/E of over 4000x) is over 230x. Over half of the 40 stocks have triple-digit price/earnings ratios and sell at 35x book value and 50x sales. This compares to your average company, which sells at 2.1x book value, and 1.3x
                 ----
sales. These 40 NASDAQ companies now account for $3.25 trillion of value, or almost one quarter of the total capitalization of all U.S. equities. Yet, even with what we would consider extreme valuations, these companies have moved up considerably over the last 52 weeks. In many respects this is typical of what has occurred in past stock market bubbles; when overpriced groups such as the Internet stocks unravel, as they have in the past three months, the knee-jerk reaction of investors is to pile into the perceived "quality" names, such as these 40 stocks, regardless of valuation.

  Although many visible NASDAQ stocks have rebounded, very few have reached previous highs, and there remains a disturbingly high number of "bombs" (i.e. Computer Associates, BMC, Compuware). We believe the entire group will eventually suffer significant declines not dissimilar to that which the Internet sector experienced in the first half of this year. We still strongly believe that there are further significant declines ahead for those individuals who are heavily invested in the technology sector. The valuations, by any historic yardstick, are simply out of line, and we think this sector is in for an extended period of under-performance.

  As we've said in our past letters, we continue to believe your portfolio is quite reasonably valued at only 14.1x this year's estimate, and 11.5x our 2001 estimate. While we are pleased to see the strong relative performance of your stocks in the first half of 2000, we think we are at only the beginning of what will be a protracted period of relative out-performance for our type of investing.

                            STILL GROSSLY OVERPRICED
                       TOP 40 NASDAQ STOCKS AS OF 7/2/00

                            7/2/00 Price                         Market Cap
                                     ($)          P/E Ratio     ($Billions)     Price/Book    Price/Sales
                            ------------          ---------     -----------     ----------    -----------
Intel                          133 11/16              58            453             12             15
Cisco Systems                    63 9/16             177            449             22             27
Microsoft                             80              48            418             11             19
Oracle                           84 1/16             120            227             37             25
Ericsson                              20              87            161             20             7
Sun Microsystems                 90 5/16             100            143             22             11
WorldCom                          45 7/8              30            130             3              4
Dell                            49 15/16              77            126             23             5
JDS Uniphase                     119 7/8             N/A             98             13             74
Applied Materials                 90 5/8              56             74             13             11
Amgen                             70 1/4              68             71             22             22
Yahoo                            123 7/8             539             69             42             97
Broadcom                       218 15/16             476             48             72             87
Nextel                           61 3/16             N/A             44             20             11
Juniper                         145 9/16             4159            46             97            237
Qualcomm                              60              77             45             8              12
Veritac                         113 1/64             278             11             11             53
Comcast                           40 1/2              39             37             2              5
Siebel Systems                  163 9/16             260             33             40             40
Level Three Comm.                     88             N/A             33             6              51
Tellabs                          68 7/16              49             29             13             12
Sycamore Networks                110 3/8             N/A             28             18            165
Xilinx                           82 9/16             110             28             15             28
PMC Sierra                     177 11/16             265             26             94             89
Redback Netwks                   179 1/8             N/A             26             6             152
ADC Telecom                       83 7/8              95             27             15             11
Voicestream                    116 19/64             N/A             26             7              18
Network Appliances                80 1/2             383             25             59             48
Immunex                          49 7/16             353             26             54             43
Infosys                          177 1/4             377             24            118            115
Ciena                          166 11/16             981             24             38             40
Global Crossing                  26 5/16             N/A             22             2              6
SDL Inc.                        286 3/16             648             23             42             92
Altera                         101 15/16              84             21             17             23
3Com                              57 5/8              31             19             5              4
Linear Technologies             63 15/16              82             20             17             33
Brocade Communications           183 1/2             834             20            185            138
Tibco Software                 107 15/64             N/A             21            145            112
Maxim Integrated Tech.          67 15/16              87             20             17             28
Palm Computer                     33 3/8             371             18             18             17
Averages                                             230                            35             50

        Table courtesy of Fred Hickey, Editor; The High-Tech Strategist;
                            Issue #152; July 3, 2000

ECONOMY
-------

  Investor attention has been focused on the Federal Reserve and its attempt, for the past year, to slow economic growth from the torrid pace indicated by the 5.5% real growth experienced in the first quarter. Early reports seem to suggest that the Fed, with its most recent 50 basis point increase in May, is having some success. Indications for the second quarter point toward real growth somewhere between 3.3-3.6%. Whether this rate of growth is slow enough to forestall another rate increase in August is still unclear. Recent data, including the government report that June employment growth was weaker than expected, was received positively by Wall Street. Consumer confidence, while still very high, has moderated as well in the last couple months. Weaker retail sales notwithstanding, consumers still view economic prospects favorably.
Higher interest rates began to have some impact on new home sales in the month of May, as well as sales of existing homes. Given the current mortgage rates of 8.5%+, the rate of both new and existing home sales will most likely show further moderation in the months ahead. In line with other recent economic reports, personal income and spending growth have both eased in the last couple of months, while the savings rate has increased, but only modestly. In our view, there is little doubt that the wealth effect of the stock market of the last couple of years has had some impact on consumers' willingness to spend beyond what historically would be their normal pattern of consumption. As an engine for future growth in the economy, we think it unlikely that consumers can continue spending at the rate of the last 24 months. Therefore, with the ratcheting up of interest rates and a somewhat extended consumer (still accounting for two thirds of the overall economy), we feel it is likely that the Fed's impact, coupled with the aforementioned items, will lead to slower economic growth. If, however, growth does not moderate into the 3.0-3.5% area, we have no doubt that the Fed will continue to raise rates.

  Against this backdrop, corporate profits continue to be reasonably robust. Most economic forecasters and market analysts predict a 14-18% earnings growth rate for the Standard & Poor's 500 this year. The companies in your portfolio are experiencing a rate of growth quite similar to the S&P this year, but as we have discussed in our past few letters, the valuations on the Fund portfolio is still only about half that of the S&P 500. Specifically, the Fund sells at 14.1x this year's estimate, while the S&P boasts a multiple of roughly 27.5x earnings. We believe that this continued very favorable relative valuation gap, in favor of your companies, is one of the major contributing factors to the strong relative performance we have experienced in the first half of this year, and most importantly, will be the greatest factor in what we see as a two- to three-year period of very strong relative outperformance for value-type investments, such as those in Fiduciary Capital Growth Fund.

  We are extremely optimistic about the continuation of these prospects, and as always, thank you for your continued support and belief in our approach to value investing here at Fiduciary Management, Inc.

Sincerely,

  /s/Ted D. Kellner        /s/Donald S. Wilson       /s/Patrick J. English

  Ted D. Kellner, C.F.A    Donald S. Wilson, C.F.A   Patrick J. English, C.F.A.
  President                Vice President            Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF NET ASSETS
June 30, 2000 (Unaudited)

                                                                   QUOTED
                                                                   MARKET
  SHARES                                                       VALUE (B)<F2>
  ------                                                       -------------
LONG-TERM INVESTMENTS -- 97.3% (A)<F1>

COMMON STOCKS -- 92.9% (A)<F1>

             BANKS/SAVINGS & LOANS -- 0.8%
     16,500  Associated Banc-Corp.                                $   359,906

             CHEMICAL/SPECIALTY MATERIALS -- 11.2%
     43,700  Cambrex Corp.                                          1,966,500
     29,000  Great Lakes Chemical Corp.                               913,500
     23,200  Minerals Technologies Inc.                             1,067,200
     37,300  Sigma-Aldrich Corp.                                    1,091,025
                                                                  -----------
                                                                    5,038,225

             CONSUMER SERVICES -- 2.3%
     32,100  H & R Block, Inc.                                      1,039,237

             DISTRIBUTION -- 4.2%
     37,700  Arrow Electronics, Inc.                                1,168,700
     50,000  Pioneer-Standard Electronics, Inc.                       737,500
                                                                  -----------
                                                                    1,906,200

             HEALTH INDUSTRIES -- 12.7%
    120,000  Covance Inc.                                           1,057,500
     63,000  Dentsply International Inc.                            1,941,187
     21,300  Haemonetics Corp.                                        447,300
     16,600  IDEXX Laboratories, Inc.                                 379,725
     19,600  Renal Care Group, Inc.                                   479,281
     71,000  Sybron International Corp.                             1,406,688
                                                                  -----------
                                                                    5,711,681

             INDUSTRIAL SERVICES -- 7.5%
    104,000  Casella Waste System, Inc.                             1,118,000
    142,300  Republic Services, Inc.                                2,276,800
                                                                  -----------
                                                                    3,394,800

             INSURANCE -- 8.8%
     46,957  Delphi Financial Group, Inc.                           1,593,603
     24,000  MGIC Investment Corp.                                  1,092,000
     79,325  Old Republic International Corp.                       1,308,863
                                                                  -----------
                                                                    3,994,466

             MEDIA/COMMUNICATION -- 1.8%
     10,600  Adelphia Communications Corp.                            496,875
     27,000  Completel Europe N.V.                                    324,000
                                                                  -----------
                                                                      820,875

             MISCELLANEOUS-BUSINESS SERVICES -- 10.2%
     80,000  G & K Services, Inc.                                   2,005,000
     20,300  Keane, Inc.                                              438,987
     24,600  kforce.com, Inc. (formerly
               Romac International, Inc.)                             170,663
     98,000  Modis Professional Services, Inc.                        747,250
     44,000  Morrison Management
               Specialists, Inc.                                    1,240,250
                                                                  -----------
                                                                    4,602,150

             MISCELLANEOUS-TECHNOLOGY
               MANUFACTURING -- 5.2%
     18,500  Bell & Howell Co.                                        448,625
     30,600  Brady Corp.                                              994,500
     75,100  Paxar Corp.                                              896,506
                                                                  -----------
                                                                    2,339,631

             PAPER/PACKAGING -- 3.7%
     51,300  AptarGroup, Inc.                                       1,385,100
     35,000  Wausau-Mosinee Paper Corp.                               299,687
                                                                  -----------
                                                                    1,684,787

             PRINTING/PUBLISHING/FORMS -- 1.0%
     45,200  Wallace Computer Services, Inc.                          446,350

             PRODUCER MANUFACTURING -- 2.1%
     59,000  Regal-Beloit Corp.                                       947,688

             REAL ESTATE -- 1.2%
     31,000  Security Capital Group Inc. CL B                         527,000

             RETAIL TRADE -- 10.3%
    131,000  Casey's General Stores, Inc.                           1,359,125
    150,000  Consolidated Stores Corp.                              1,800,000
     75,000  Family Dollar Stores, Inc.                             1,467,188
                                                                  -----------
                                                                    4,626,313

             SOFTWARE/SERVICE -- 9.9%
     31,000  Acxiom Corp.                                             844,750
     37,000  NOVA Corp./Georgia                                     1,033,688
     84,000  SunGard Data Systems Inc.                              2,604,000
                                                                  -----------
                                                                    4,482,438
                                                                  -----------
                 Total common stocks                               41,921,747

REITS -- 4.4% (A)<F1>
     92,500  Prologis Trust                                         1,971,406
                                                                  -----------
                 Total long-term investments                       43,893,153

SHORT-TERM INVESTMENTS -- 2.8% (A)<F1>

             VARIABLE RATE DEMAND NOTE
 $1,268,336  Firstar Bank U.S.A., N.A.                              1,268,336
                                                                  -----------
                 Total investments                                 45,161,489

             Liabilities, less cash and
               receivables (0.1%) (A)<F1>                             (41,549)
                                                                  -----------
                 NET ASSETS                                       $45,119,940
                                                                  -----------
                                                                  -----------
             Net Asset Value Per Share
               ($0.01 par value 10,000,000
               shares authorized), offering
               and redemption price
               ($45,119,940 / 2,510,076
               shares outstanding)                                $     17.98
                                                                  -----------
                                                                  -----------

(a)<F1>   Percentages for the various classifications relate to net assets.
(b)<F2> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at cost which approximates quoted market value.

                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                                 TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                               FIRSTAR BANK, N.A.
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Fiduciary Capital Growth Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.